UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 3, 2023

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2023, the Board of Directors (the “Board”) of Amphenol Corporation (the “Company”) approved and adopted Fifth Amended and Restated By-Laws (as amended, the “By-Laws”). Among certain other technical, conforming, modernizing and clarifying changes, the amendments contained in the By-Laws:

•	Address the universal proxy rules adopted by the U.S. Securities and Exchange Commission by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including applicable notice and solicitation requirements;

•	Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings (other than nominations pursuant to the Company’s proxy access by-laws and proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act), including by requiring additional background information, disclosures and representations regarding proposing stockholders, proposed nominees and business, and other persons related to or participating in a stockholder’s solicitation of proxies;

•	Require that any proposed candidate for nomination as director be available for interviews with the Board or any committee thereof; and

•	Provide that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which will be reserved for exclusive use by the Board.

The By-Laws are filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description
3.1	Fifth Amended and Restated By-Laws of Amphenol Corporation, as adopted on August 3, 2023
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Secretary and General Counsel

Date: August 4, 2023